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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 10, 2000


                                 PLUG POWER INC.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                     00027527                  22-3672377
(State or other jurisdiction      (Commission File           (I.R.S. Employer
     of incorporation)                Number)              Identification No.)


                             968 ALBANY-SHAKER ROAD
                                LATHAM, NY 12110
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (518) 782-7700
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Item 5.  Other Events.
         ------------

         On March 10, 2000, the Registrant issued a press release announcing a development agreement with GE MicroGen and Joh. Vaillant GmbH u. Co., a leading European heating appliance manufacturer. A copy of the press release is attached as an Exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     (c) Exhibits.

         Exhibit 99.1 - Press Release of Plug Power Inc. dated March 10, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PLUG POWER INC.



Date: March 10, 2000                By: /s/ William H. Largent
                                       ----------------------
                                    William H. Largent
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)










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                                  EXHIBIT INDEX



Exhibit No.                                      Description
----------                                       -----------

Exhibit 99.1                              Press release of Plug Power Inc. dated
                                          March 10, 2000